Supplement No. 2 dated November 20, 1995
               (Supplanting Supplement No. 1 dated July 17, 1995)
                                       to
                          Prospectus dated May 1, 1995
                                      for
                     STATE STREET RESEARCH INVESTMENT TRUST
            a series of State Street Research Master Investment Trust

Other Programs
     Immediately after the first sentence of the first paragraph under the caption "Purchase of Shares--Class A Shares--Initial Sales Charges--Other Programs" at page 12 of the Prospectus, the following is added:

     "Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor, in the event the Distributor determines to implement such arrangements."

Additional Information
     Under the caption "Redemption of Shares--Additional Information" at page 17 of the Prospectus, the first paragraph is revised in its entirety as follows:

     "Because of the relatively high cost of maintaining small shareholder accounts, the Trust reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days, after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Trust may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Trust, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Trust and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account."

Management of the Trust
     The seventh paragraph under the caption "Management of the Trust" at page 23 of the Prospectus is hereby revised in its entirety to read:

     "The Trust is managed by Peter C. Bennett. Mr. Bennett has managed the Trust since October 1995, and previously managed or co-managed the Trust from November 1988 through April 1995. His principal occupation currently is Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett also serves as Chief Investment Officer-Equity and is a member of the Management Committee of the Investment Manager. During the past five years he has also served as Senior Vice President and Vice President of State Street Research & Management Company."